UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 1, 2001


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)



United States                     333-74303                   22-2382028
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(State or other               (Commission File              (I.R.S. employer
Jurisdiction of                   Number)                  Identification No.)
Incorporation)


                              802 Delaware Avenue
                          Wilmington, Delaware 19801
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.


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Item 5.  Other Events

          On August 1, 2001, the Underwriting Agreement, dated as of July 25, 2001 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On August 1, 2001 the Series 2001-4 Supplement, dated as of August 1, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On August 1, 2001, the Indenture, dated as of August 1, 2001 (the "Indenture"), between Chase Credit Card Owner Trust 2001-4 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On August 1, 2001, the Trust Agreement, dated as of August 1, 2001 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On August 1, 2001, the Deposit and Administration Agreement, dated as of August 1, 2001 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
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         Exhibits

          1.3 Underwriting Agreement, dated as of July 25, 2001, among Chase USA, as Transferor, CMB, as Servicer, and JPMSI, as representative of the several Underwriters.

          4.8 Series 2001-4 Supplement, dated as of August 1, 2001 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of August 1, 2001 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of August 1, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of August 1, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CHASE MANHATTAN BANK USA,
                                  NATIONAL ASSOCIATION



                                  By: s/s Patricia Garvey
                                      -------------------
                                      Name:   Patricia Garvey
                                      Title:  Vice President



Date: August 1, 2001

                               INDEX TO EXHIBITS


                                                                 Sequentially
Exhibit                                                          Numbered
Number        Exhibit                                            Pages
------        -------                                            ------------

1.3           Underwriting Agreement, dated
              July 25, 2001 among Chase USA,
              as Transferor, CMB, as Servicer,
              and JPMSI, as representative of the
              several Underwriters.

4.8 Series 2001-4 Supplement, dated as of August 1, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, as amended by the First Amendment thereto dated as of March 31, 2001, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of August 1, 2001 between the Trust and The Bank of New York, as Indenture
              Trustee.

4.10 Trust Agreement, dated as of August 1, 2001 between the Depositor and Wilmington Trust
              Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of August 1, 2001 between Chase USA, as Depositor and
              Administrator, and the Trust, as Issuer.